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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 11, 2003

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GA Financial, Inc.
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(Exact name of registrant as specified in its charter)



Delaware                                 1-14154                25-1780835
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


4750 Clairton Boulevard, Pittsburgh, Pennsylvania,                15236
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 (Address of principal executive offices)                       (Zip Code)



(412) 882-9946
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(Registrant's telephone number, including area code)



Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



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Item 5.  Other Events

         See Press Release attached hereto as Exhibit 99.1



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 2.1 Agreement and Plan of Merger among First Commonwealth Financial Corporation, First Commonwealth Bank, GA Financial, Inc. and Great American Federal Savings and Loan Association, dated December 11, 2003 (1)

         Exhibit 99.1      Press Release, dated December 12, 2003 (2)



         (1) Incorporated by reference from the Current Report on Form 8-K filed by First Commonwealth Financial Corp. (File No. 0-11242) on December 16, 2003 as Exhibit 2.

         (2) Incorporated by reference from the filing by GA Financial, Inc. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 on December 12, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GA FINANCIAL, INC.

 Date: December 19, 2003                      By: /s/ James V. Dionise
                                                  -----------------------------
                                                  James V. Dionise,
                                                  Chief Financial Officer and
                                                  Corporate Secretary



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